EX-23.1
                         CONSENT OF ARTHUR ANDERSEN LLP

                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this prospectus of our report dated February 17, 1998 incorporated by referenced in United Capital Corp.'s Annual Report on form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this prospectus.


Dated:  June 24, 1998



                                                     ARTHUR ANDERSEN LLP
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                                                     ARTHUR ANDERSEN LLP